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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date or earliest event reported): November 27, 2001.

                             KEY3MEDIA GROUP, INC.
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    1-16061                   95-4799962
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(State or other Jurisdiction      (Commission File              IRS Employer
       of incorporation)               Number)               Identification No.)

                         5700 Wilshire Blvd., Suite 325
                             Los Angeles, CA 90036
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (323) 954-6000

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On November 27, 2001, Key3Media Group, Inc. announced that it had completed the sale of $52 million of convertible preferred stock. The press release announcing such sale is attached hereto as Exhibit 99.1.

     Some of the risk factors which investors in Key3Media's securities should consider in connection with their investment are attached hereto as Exhibit 99.2.

     Key3Media Group, Inc. ("Key3Media" or the "Company") announced on November 20, 2001 that one of its wholly-owned subsidiaries entered into an agreement to acquire ExpoNova Events and Exhibitions AB ("ExpoNova"), a Sweden-based company specializing in the IT tradeshow industry. ExpoNova is a leading organizer throughout Scandinavia for the IT sector. ExpoNova currently produces major events including COMDEX Nordic, PubTech/Ondemand, Information Management, Business Software, Nordic Telecom Week and other technology-oriented exhibitions and conferences. The purchase price for the acquisition is based on a multiple of eight times the three year average of ExpoNova's net operating profit before taxes (after the calculation of depreciation and amortization), subject to certain adjustments. The initial purchase installment will be $4,200,000, of which 80% will be paid in cash and 20% will be paid in the Company's common stock, $0.01 par value (based upon its average closing price for October, 2001). The final purchase price is subject to performance related adjustments, through and including the January 2003 COMDEX Nordic event. As part of a long-term agreement, ExpoNova founders, CEO Hakan Gersbagen and Staffan Svenby, Chairman of ExpoNova, will continue to manage the company's portfolio of tradeshows and conferences for Key3Media, Subject to certain conditions set forth in the acquisition agreement, the transaction is scheduled to close on January 7, 2002. The Company's wholly-owned subsidiary has also entered into a put/call option agreement for the purchase of IW Nordic Expo AB, an affiliated Sweden-based company that produces Internet World Sweden and Internet World Norway.




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS

99.1 Press release dated November 27, 2001, announcing the completion of Key3Media Group's sale of $52 million of convertible preferred shares.

99.2  Risk Factors




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KEY3MEDIA GROUP, INC.

          Dated: November 27, 2001      By: /s/ Peter B. Knepper
                                        --------------------------------------
                                            Name:  Peter B. Knepper
                                            Title: Executive Vice President
                                                   and Chief Financial Officer




                                 EXHIBIT INDEX


Exhibit No.       Description
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   99.1           Press release dated November 27, 2001, announcing the
                  completion of Key3Media Group's sale of $52 million of convertible preferred shares.

   99.2           Risk Factors